______________________________________________________________________________

COREL CORPORATION

TO

THE BANK OF NEW YORK,

Trustee

_____________________________________

PARTICIPATION RIGHTS AGREEMENT

Dated as of October 30, 2001

______________________________________________________________________________

TABLE OF CONTENTS

Page

ARTICLE ONE DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION 1

Section 101. Definitions. 1

Section 102. Compliance Certificates and Opinions. 5

Section 103. Form of Documents Delivered to Trustee. 6

Section 104. Acts of Holders. 7

Section 105. Notices, etc., to Trustee and Company. 7

Section 106. Notice to Holders; Waiver. 8

Section 107. Conflict with Trust Indenture Act. 8

Section 108. Effect of Headings and Table of Contents. 8

Section 109. Successors and Assigns. 8

Section 110. Benefits of Agreement. 8

Section 111. Governing Law. 9

Section 112. Legal Holidays. 9

Section 113. Severability Clause. 9

Section 114. No Recourse Against Others. 9

ARTICLE TWO PR FORMS 9

Section 201. Forms Generally. 9

Section 202. Form of Face of PR. 10

Section 203. Form of Reverse of PR. 11

Section 204. Form of Trustee's Certificate of Authentication. 13

ARTICLE THREE THE PRs 13

Section 301. Title and Terms. 13

Section 302. Registrable Form. 14

Section 303. Execution, Authentication, Delivery and Dating. 14

Section 304. Withholding Rights. 15

Section 305. Registration. 15

Section 306. Mutilated, Destroyed, Lost and Stolen PRs. 15

Section 307. Presentation of PR Certificate. 16

Section 308. Persons Deemed Owners. 16

Section 309. Cancellation. 16

Section 310. No Rights as Shareholder. 16

ARTICLE FOUR THE TRUSTEE 17

Section 401. Certain Duties and Responsibilities. 17

Section 402. Certain Rights of Trustee. 18

Section 403. Not Responsible for Recitals or Issuance of PRs. 20

Section 404. May Hold PRs. 20

Section 405. Money Held in Trust. 20

Section 406. Compensation, Reimbursement and Indemnification of the Trustee. 20

Section 407. Disqualification; Conflicting Interests. 21

Section 408. Corporate Trustee Required; Eligibility. 21

Section 409. Resignation and Removal; Appointment of Successor. 21

Section 410. Acceptance of Appointment by Successor. 22

Section 411. Merger, Conversion, Consolidation or Succession to Business. 23

Section 412. Appointment of Co-Trustee. 23

ARTICLE FIVE HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY 24

Section 501. Company to Furnish Trustee Names and Addresses of Holders. 24

Section 502. Preservation of Information; Communications to Holders. 25

Section 503. Reports by Trustee. 26

Section 504. Reports by Company. 26

Section 505. Notice to Holders. 26

ARTICLE SIX AMENDMENTS 27

Section 601. Amendments Without Consent of Holders. 27

Section 602. Amendments with Consent of Holders. 27

Section 603. Execution of Amendments. 28

Section 604. Effect of Amendments. 28

Section 605. Conformity with Trust Indenture Act. 28

Section 606. Reference in PRs to Amendments. 29

ARTICLE SEVEN COVENANTS 29

Section 701. Payment of Amounts, if Any, to Holders. 29

Section 702. Maintenance of Office or Agency. 29

Section 703. Money for PR Payments to Be Held in Trust. 30

Section 704. Fund; Investment of Moneys by Trustee. 30

ARTICLE EIGHT REMEDIES OF THE TRUSTEE AND HOLDERS ON EVENT OF DEFAULT 32

Section 801. Event of Default Defined; Acceleration of Maturity; Waiver of Default. 32

Section 802. Collection of Indebtedness by Trustee; Trustee May Prove Debt. 33

Section 803. Application of Proceeds. 35

Section 804. Suits for Enforcement. 36

Section 805. Restoration of Rights on Abandonment of Proceedings. 36

Section 806. Limitations on Suits by Holders. 36

Section 807. Unconditional Right of Holders to Institute Certain Suits. 36

Section 808. Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. 37

Section 809. Control by Holders. 37

Section 810. Waiver of Past Defaults. 37

Section 811. Trustee to Give Notice of Default, but May Withhold in Certain Circumstances. 38

Section 812. Right of Court to Require Filing of Undertaking to Pay Costs. 38

ARTICLE NINE CONSOLIDATION, MERGER, SALE OR CONVEYANCE 39

Section 901. Company May Consolidate, Etc. 39

Section 902. Successor Substituted. 39

Section 903. Opinion of Counsel to Trustee. 40

AGREEMENT, dated as of October 30, 2001, between COREL CORPORATION, a corporation continued under the laws of Canada (hereinafter called the "Company"), and The Bank of New York, a New York banking corporation, trustee (hereinafter called the "Trustee").

RECITALS OF THE COMPANY

WHEREAS, the Company has duly authorized the creation of an issue of Participation Rights (hereinafter called the "PRs"), of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Agreement;

WHEREAS, pursuant to the Merger Agreement dated as of July 16, 2001 (the "Merger Agreement"), among the Company, Calgary I Acquisition Corp. (the "Merger Subsidiary") and Micrografx, Inc., a Texas corporation ("Micrografx"), the Company has agreed to issue and deliver to stockholders of Micrografx, among other securities, a PR for each issued and outstanding share of common stock, par value $.01 per share, of Micrografx ("Micrografx Common Stock") and a PR for each share of common stock of Micrografx into which each issued and outstanding share of Series A Preferred Stock of Micrografx is convertible immediately prior to the effective time (the "Effective Time") of the merger of Micrografx with the Merger Subsidiary (other than shares of Micrografx Common Stock to be cancelled pursuant to the Merger Agreement and other than any shares of Micrografx Common Stock held by Dissenting Shareholders (as defined in the Merger Agreement)); and

WHEREAS, all things necessary have been done to make the PRs, when executed by the Company and authenticated and delivered hereunder, the valid obligations of the Company and to make this Agreement a valid agreement of the Company, in accordance with their and its terms.

NOW, THEREFORE, for and in consideration of the premises and the consummation of the transactions referred to above, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the PRs, as follows:

ARTICLE ONE
DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101. Definitions.

For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

(b) all accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation;

(c) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein; and

(d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

Certain terms, used principally in Article Four, are defined in that Article.

"Act," when used with respect to any Holder, has the meaning specified in Section 104.

"Affiliate" means a person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned person.

"Agreement" means this instrument as originally executed and as it may from time to time be supplemented or amended pursuant to the applicable provisions hereof.

"Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

"Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

"Breakpoint Amount" means $2.3698, as adjusted from time to time pursuant to Section 3.01(e).

"Business Day" means any day (other than a Saturday or a Sunday) on which banking institutions in The City of New York, New York or in the State of the principal office of the Trustee are not authorized or obligated by law or executive order to close.

"Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

"Common Stock" means the common shares of the Company.

"Company" means the Person named as the "Company" in the first paragraph of this instrument, until a successor Person shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Company" shall mean such successor Person. To the extent necessary to comply with the requirements of the provisions of Trust Indenture Act Sections 310 through 317 as they are applicable to the Company, the term "Company" shall include any other obligor with respect to the PRs for the purposes of complying with such provisions.

"Company Request" or "Company Order" means a written request or order signed in the name of the Company by the chairman of the Board of Directors, the president, chief financial officer, any vice president, the controller, the treasurer, the secretary or any assistant secretary, and delivered to the Trustee.

"Control" (including the terms "controlled," "controlled by" and "under common control with") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of stock or as trustee or executor, by contract or otherwise.

"Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Agreement is located at 101 Barclay Street, floor 21 West, New York, New York 10286.

"Current Market Value" has the meaning set forth in Section 203.

"Default Amount" means an amount in cash equal to the First Anniversary Payment; provided, that if an Event of Default occurs due to the failure to timely issue and deliver the First Anniversary Stock (as provided in Section 801(d), then the "Default Amount" shall be equal to a cash amount in United States dollars equal to the value of the First Anniversary Stock based on the then Current Market Value thereof).

"Default Interest Rate" means 10% per annum.

"Default Payment Date" means the date upon which the PRs become due and payable pursuant to Section 801.

"Disposition" means (i) a merger, consolidation, amalgamation, arrangement, or other business combination involving the Company as a result of which at least 50% of the shares of Common Stock shall be converted, exchanged or otherwise disposed of, (ii) a sale, transfer or other disposition, in one or a series of transactions, of all or substantially all of the assets of the Company or (iii) a reclassification of Common Stock as any other capital stock of the Company or any other Person; provided, however, that a "Disposition" shall not mean, or occur upon, a merger of the Company and any wholly owned subsidiary of the Company.

"Disposition Payment Date" has the meaning set forth in Section 203.

"Effective Time" has the meaning set forth in the Preamble.

"Event of Default" has been the meaning set forth in Section 601.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"First Anniversary Date" means October 30, 2002.

"First Anniversary Payment" has the meaning set forth in Section 203.

"First Anniversary Payment Date" has the meaning set forth in Section 203.

"First Anniversary Stock" has the meaning set forth in Section 203.

"Fund" has the meaning set forth in Section 704.

"Holder" means a Person in whose name a PR is registered in the Security Register.

"Merger Agreement" has the meaning set forth in the preamble.

"Independent Financial Expert" means an independent nationally recognized investment firm.

"Officer's Certificate" means a certificate signed by the chairman of the Board of Directors, the president, any vice president, the controller, the treasurer, the secretary or any assistant secretary of the Company in his or her capacity as such an officer, and delivered to the Trustee.

"Opinion of Counsel" means a written opinion of counsel, who may be general counsel for the Company, and who shall be reasonably acceptable to the Trustee.

"Outstanding," when used with respect to PRs means, as of the date of determination, all PRs theretofore authenticated and delivered under this Agreement, except:

(a) PRs theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

(b) From and after the earlier of the First Anniversary Payment Date, the Disposition Payment Date, or the Default Payment Date, PRs, or portions thereof, for whose payment cash or securities of the Company has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such PRs; and

(c) PRs in exchange for or in lieu of which other PRs have been authenticated and delivered pursuant to this Agreement, other than any such PRs in respect of which there shall have been presented to the Trustee proof satisfactory to it that such PRs are held by a bona fide purchaser in whose hands the PRs are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite Outstanding PRs have given any request, demand, direction, consent or waiver hereunder, PRs owned by the Company or any other obligor upon the PRs or any affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, direction, consent or waiver, only PRs which the Trustee knows to be so owned shall be so disregarded.

"Paying Agent" means any Person other than the Company authorized by the Company to pay the amount determined pursuant to Section 301, if any, on any PRs on behalf of the Company, which shall initially be The Bank of New York that is the Trustee.

"Permitted Investments" has the meaning set forth in Section 704.

"Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

"PR Certificate" means a certificate representing any of the PRs.

"Responsible Officer," when used with respect to the Trustee, means any officer within the corporate trust department of the Trustee including any vice president, assistant vice president, treasurer, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Agreement.

"Security Register" has the meaning specified in Section 305.

"Surviving Person" has the meaning set forth in Section 901.

"Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this Agreement was executed, except as provided in Section 605.

"Trustee" means the Person named as the "Trustee" in the first paragraph of this Agreement, until a successor Trustee shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Trustee" shall mean such successor Trustee.

"vice president" when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title of "vice president".

Section 102. Compliance Certificates and Opinions.

Upon any application or request by the Company to the Trustee to take any action under any provision of this Agreement, the Company shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Agreement (including any covenants, compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

(a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103. Form of Documents Delivered to Trustee.

In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Company, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

Section 104. Acts of Holders.

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by one or more Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company pursuant to Section 105. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 401) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

(c) The ownership of PRs shall be proved by the Security Register.

(d) At any time prior to (but not after) the evidencing to the Trustee, as provided in this Section 104, of the taking of any action by the Holders of the PRs specified in this Agreement in connection with such action, any Holder of a PR the serial number of which is shown by the evidence to be included among the serial numbers of the PRs the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Section 104, revoke such action so far as concerns such PR. Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any PR shall bind every future Holder of the same PR or the Holder of every PR issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such PR.

Section 105. Notices, etc., to Trustee and Company.

Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with:

(a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed, in writing and either delivered by facsimile or mailed, first-class prepaid, to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration; or

(b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Company addressed to it at 1600 Carling Avenue, Ottawa, Ontario, K1Z 8R7, Attention: Chief Financial Officer, or at any other address previously furnished in writing to the Trustee by the Company.

Section 106. Notice to Holders; Waiver.

Where this Agreement provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this Agreement, then any method of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

Section 107. Conflict with Trust Indenture Act.

If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Agreement by any of the provisions of the Trust Indenture Act, such required provision shall control.

Section 108. Effect of Headings and Table of Contents.

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109. Successors and Assigns.

All covenants and agreements in this Agreement by the Company shall bind its successors and assigns, whether so expressed or not.

Section 110. Benefits of Agreement.

Nothing in this Agreement or in the PRs, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, any Paying Agent and the Holders) any benefit or any legal or equitable right, remedy or claim under this Agreement or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders.

Section 111. Governing Law.

This Agreement and the PRs shall be governed by and construed in accordance with the laws of the State of New York.

Section 112. Legal Holidays.

In the event that the First Anniversary Payment Date, the Disposition Payment Date or the Default Payment Date, as the case may be, shall not be a Business Day, then (notwithstanding any provision of this Agreement or the PRs to the contrary) payment on the PRs need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the required date.

Section 113. Severability Clause.

In case any provision in this Agreement or in the PRs shall be invalid, illegal or unenforceable under applicable laws, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 114. No Recourse Against Others.

A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the PRs or this Agreement or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a PR waives and releases all such liability. The waiver and release are part of the consideration for the issue of the PRs.

ARTICLE TWO
PR FORMS

Section 201. Forms Generally.

The PRs and the Trustee's certificate of authentication shall be in definitive form only and shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may be required by law or any rule or regulation pursuant thereto, all as may be determined by officers executing such PRs, as evidenced by their execution of the PRs. Any portion of the text of any PR may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the PR.

The definitive PRs shall be printed, lithographed or engraved on steel engraved borders or produced by any combination of these methods or may be produced in any other manner, all as determined by the officers executing such PRs, as evidenced by their execution of such PRs.

Section 202. Form of Face of PR.

COREL CORPORATION

No. Certificate for Participation Rights

This certifies that __________________ (the "Holder"), is the registered holder of the number of Participation Rights ("PRs") set forth above. Each PR entitles the Holder, subject to the provisions contained herein and in the Agreement referred to on the reverse hereof, to a payment from Corel Corporation, a corporation continued under the laws of Canada (the "Company"), in an amount and in the form determined pursuant to the provisions set forth on the reverse hereof and as more fully described in the Agreement. Such payment or issuance shall be made on the third Business Day following the First Anniversary Date (the "First Anniversary Payment Date") or on the Disposition Payment Date or the Default Payment Date, as the case may be, each as defined in the Agreement referred to on the reverse hereof.

This PR Certificate represents the right to receive the payment or issuance of the amounts described in this Certificate and as more fully set forth in the Agreement. Such payment shall be made in the Borough of Manhattan, The City of New York, or at any other office or agency maintained by the Company for such purpose either (i) in currency of the United States of America as at the time is legal tender for the payment of public and private debts; (provided, however, the Company may pay such amounts by its check payable in such money), or (ii) by delivering Common Stock (as defined in the Agreement referred to on the reverse hereof), in accordance with the provisions set forth on the reverse hereof. The Bank of New York has been appointed as Paying Agent in the Borough of Manhattan, The City of New York.

Reference is hereby made to the further provisions of this PR Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this PR Certificate shall not be entitled to any benefit under the Agreement, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: COREL CORPORATION

By__________________________________

Attest:

[SEAL]

_____________________________

Authorized Signatory

Section 203. Form of Reverse of PR.

This PR Certificate is issued under and in accordance with the Participation Rights Agreement, dated as of October 30, 2001 (the "Agreement"), between the Company and The Bank of New York, trustee (the "Trustee," which term includes any successor Trustee under the Agreement), and is subject to the terms and provisions contained in the Agreement, to all of which terms and provisions the Holder of this PR Certificate consents by acceptance hereof. The Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Agreement for a full statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the holders of the PRs. Copies of the Agreement can be obtained by contacting the Trustee.

The Company shall pay to the Holder hereof on the third Business Day next following October 30, 2002 (the "First Anniversary Date"), a Disposition Payment Date or a Default Payment Date, as applicable, for each PR represented hereby (i) if the Current Market Value on the First Anniversary Date is the Breakpoint Amount or less, US $1.0187 in cash (the "First Anniversary Payment"), and (ii) if the then Current Market Value is more than the Breakpoint Amount, such number of whole shares of Common Stock (the "First Anniversary Stock") as shall result upon the multiplication of the number of PRs represented by this PR Certificate by a fraction of which (A) the numerator is the sum of (x) US $1.0187 and (y) 18% of the positive difference obtained by subtracting from the then Current Market Value the Breakpoint Amount and (B) the denominator is the then Current Market Value. The determination of these amounts by the Company absent manifest error shall be final and binding on the Company and the Holder.

The Company will not issue fractional shares of Common Stock. Instead the fraction will be rounded up or down to the nearest whole share.

The Company shall reserve out of its authorized but unissued Common Stock enough shares of Common Stock to permit issuance and delivery of the First Anniversary Stock. All shares of Common Stock which may be issued upon payment of the First Anniversary Stock shall be duly authorized, fully paid and non-assessable. The Company will use to its reasonable best efforts to comply in all materials respect with all securities laws regulating the offer and delivery of shares of Common Stock upon issuance and delivery of the First Anniversary Stock, and will list such shares on each securities exchange or market on which the Common Stock is listed prior to the First Anniversary Date.

Upon the consummation of a Disposition, as defined below, the Company shall pay to the Holder hereof for each PR represented hereby cash or other consideration amount as if such Disposition Date were the First Anniversary Date. Consistent with the formulae applicable to determining what the Holder would be entitled to receive on the First Anniversary, the "Current Market Value" shall be based upon the per share value receivable in connection with the disposition by the holders of Common Stock at the time of the Disposition (as determined in good faith by the Company and an Independent Financial Expert) and, in applying such formulation of the "Current Market Value" (A) if the Current Market Value is less than or equal to the Breakpoint Amount, then for each PR represented hereby the Holder shall be entitled to receive the First Anniversary Payment in cash, and (B) if the Current Market Value is higher than the Breakpoint Amount, then the Holder of each PR shall be entitled to receive for each PR the consideration in the Disposition to which he would have been entitled to receive had the PRs been settled for First Anniversary Stock immediately prior to consummation of the Disposition. Any determinations or judgments as to what the Holders are entitled to receive in a Disposition shall be final and binding absent manifest error. Such determinations by the Company and such Independent Financial Expert absent manifest error shall be final and binding on the Company and the Holder. Such payment shall be made on the date (the "Disposition Payment Date") established by the Company, which in no event shall be more than 30 days after the date on which the Disposition was consummated. As soon as practicable after the Disposition, the Company shall give the Holder hereof and the Trustee notice of such Disposition, the cash or other consideration to be received and the Disposition Payment Date.

If an Event of Default occurs and is continuing, either the Trustee or the Holders holding an aggregate of at least 25% of the Outstanding PRs, by notice to the Company (and to the Trustee if given by the Holders), may declare the PRs due and payable, and upon such declaration, the Company shall promptly pay to the Holders for each PR held by the Holders the Default Amount with cash interest at the Default Interest Rate from the Default Payment Date through the date payment is made or duly provided for.

Notwithstanding any provision of the Agreement or of this PR Certificate to the contrary, other than in the case of interest on the Default Amount, no interest shall accrue on any amounts payable on the PRs to the Holder.

Payment of any amounts on the PRs (including issuance of any shares) shall be made only upon presentation by the Holder thereof at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or the Corporate Trust Office and at any other office or agency maintained by the Company for such purpose.

"Current Market Value" means with respect to the First Anniversary Date, the Disposition Date or the Default Payment Date, the volume weighted average price on the Nasdaq (or the principal exchange on which shares of Common Stock are then listed) of shares of Common Stock during the 20 consecutive trading day period that ends on such date, as determined by the Company and communicated to the Trustee.

"Disposition" means (i) a merger, amalgamation, arrangement, consolidation, or other business combination involving the Company as a result of which 50% or more of the shares of Common Stock shall be converted, exchanged, or otherwise disposed of, (ii) a sale, transfer or other disposition, in one or a series of transactions, of all or substantially all of the assets of the Company or (iii) a reclassification of Common Stock as any other capital stock of the Company or any other Person; provided, however, that "Disposition" shall not mean a merger or amalgamation of the Company and any wholly owned subsidiary of the Company.

The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the holders of PRs under the Agreement at any time by the Company and the Trustee with the consent of the holders of a majority of the PRs at the time outstanding.

No reference herein to the Agreement and no provision of this PR Certificate or of the Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or deliver any amounts determined pursuant to the terms hereof and of the Agreement at the times, place, and amount, and in the cash or securities of the Company, herein prescribed.

The PRs represented by this PR Certificate shall not be transferable or exchangeable, except by devise or descent.

The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this PR Certificate is registered as the owner hereof for all purposes, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

All capitalized terms used in this PR Certificate without definition shall have the meanings assigned to them in the Agreement.

Section 204. Form of Trustee's Certificate of Authentication.

TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

This is one of the PR Certificates referred to in the within-mentioned Agreement.

Dated: __________________________________

Trustee

By__________________________________

Authorized Signatory

ARTICLE THREE
THE PRs

Section 301. Title and Terms.

(a) The aggregate number of PR Certificates which may be authenticated and delivered under this Agreement is limited to the number equal to the number of shares of Micrografx Common Stock and Preferred Stock issued and outstanding immediately prior to the Effective Time (other than shares of Common Stock in the treasury of Micrografx and shares of Micrografx Common Stock owned by the Company or any direct or indirect wholly owned subsidiary of the Company or of Micrografx), plus PRs required to be issued after the Effective Time on exercise of warrants of Micrografx assumed by the Company at the Effective Time so outstanding, except for PRs authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other PRs pursuant to Sections 304, 306 or 606.

(b) The PRs shall be known and designated as the "Participation Rights" of the Company.

(c) The Company shall pay to each Holder the payments required under the PRs at the times and in the amounts and forms therein provided. The determinations of such amounts and forms by the Company absent manifest error shall be final and binding on the Company and the Holders.

(d) Notwithstanding any provision of this Agreement or the PR Certificates to the contrary, other than in the case of interest on the Default Amount, no interest shall accrue on any amounts payable on the PRs to any Holder.

(e) In the event the Company shall in any manner subdivide (by stock split, stock dividend or otherwise) or combine (by reverse stock split or otherwise) the number of outstanding shares of Common Stock, the Company shall appropriately adjust the Breakpoint Amount and the calculation of the First Anniversary Stock. Whenever an adjustment is made as provided in this Section 301(e), the Company shall (i) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (ii) promptly file with the Trustee a copy of such certificate and (iii) mail a brief summary thereof to each Holder. The Trustee shall be fully protected in relying on any such certificate and on any adjustment therein contained. Such adjustments absent manifest error shall be final and binding on the Company and the Holders. The Trustee has no duty to determine when an adjustment under this Article Three should be made, how it should be made or what it should be. The Trustee shall not be accountable for and makes no representation as to the validity or value of any securities or assets issued hereunder. The Trustee shall not be responsible for the Company's failure to comply with this Article Two.

Section 302. Registrable Form.

The PRs shall be issuable only in registered form.

Section 303. Execution, Authentication, Delivery and Dating.

The PRs shall be executed on behalf of the Company by its chairman of the Board of Directors or its president or any vice president or its treasurer, under its corporate seal which may, but need not, be attested. The signature of any of these officers on the PRs may be manual or facsimile.

PRs bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such PRs or did not hold such offices at the date of such PRs.

At any time and from time to time after the execution and delivery of this Agreement, the Company may deliver PRs executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such PRs; and the Trustee in accordance with such Company Order shall authenticate and deliver such PRs as provided in this Agreement and not otherwise.

Each PR shall be dated the date of its authentication.

No PR shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose unless there appears on such PR a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any PR shall be conclusive evidence, and the only evidence, that such PR has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Agreement.

Section 304. Withholding Rights.

The Company shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any Holder such amounts as the Company is required to deduct and withhold or remit pursuant to the applicable rules under any provision of federal, provincial, local or foreign tax law, and the Company may sell the shares of First Anniversary Stock to which such Holder is entitled for the purposes of obtaining cash necessary to remit any such amount to the applicable authority. To the extent that amounts are so withheld by the Company, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Holder in respect of which such deduction and withholding was made by the Company.

Section 305. Registration.

The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 702 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of PRs. The PRs shall not be exchangeable or transferable, except by devise or descent.

Section 306. Mutilated, Destroyed, Lost and Stolen PRs.

If any mutilated PR is surrendered to the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any PR, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such PR has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated PR or in lieu of any such destroyed, lost or stolen PR, a new PR Certificate of like tenor and amount of PRs, bearing a number not contemporaneously outstanding.

In case any such mutilated, destroyed, lost or stolen PR has become or is to become due and payable within 15 days, the Company in its discretion may, instead of issuing a new PR Certificate, pay such PR on the due date.

Upon the issuance of any new PRs under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

Every new PR issued pursuant to this Section in lieu of any destroyed, lost or stolen PR shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen PR shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Agreement equally and proportionately with any and all other PRs duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen PRs.

Section 307. Presentation of PR Certificate.

Payment of any amounts on the PRs (including issuance of any shares) shall be made only upon presentation by the Holder thereof at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or the Corporate Trust Office and at any other office or agency maintained by the Company for such purpose.

Section 308. Persons Deemed Owners.

The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any PR is registered as the owner of such PR for the purpose of receiving payment on such PR and for all other purposes whatsoever, whether or not such PR be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 309. Cancellation.

All PRs surrendered for payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any PRs previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all PRs so delivered shall be promptly cancelled by the Trustee. No PRs shall be authenticated in lieu of or in exchange for any PRs cancelled as provided in this Section, except as expressly permitted by this Agreement. All cancelled PRs held by the Trustee shall be disposed of as directed by a Company Order, provided, that the Trustee shall not be required to destroy cancelled PRs..

Section 310. No Rights as Shareholder.

The Holders, as such, shall not be entitled (i) to receive any dividends in respect of the Common Stock issuance to such Holder upon surrender of his PR Certificate or (ii) to vote or to receive notice of any meeting of the Company's shareholders or otherwise exercise any rights of or to receive any notice delivered to, holders of Common Stock until such Holder surrenders his PR Certificate. Upon the surrender of a PR Certificate in accordance with the provisions of the Agreement and the issuance of shares of Common Stock to which such Holder of such PR Certificate is entitled, each Holder shall be entitled to receive payment of all dividends per share of Common Stock payable to holders of Common Stock of the Company as of or after the date of such surrender.

ARTICLE FOUR
THE TRUSTEE

The Company hereby appoints The Bank of New York as Trustee of the Company in respect with the PRs and the PR Certificates upon the terms and subject to the conditions set forth herein and tin the PR Certificates, and The Bank of New York hereby accepts such appointment.

At the Effective Time, the Company shall (i) deposit with the Trustee the Fund for the benefit of the Holders pursuant to Section 704 and (ii) provide the Trustee with a list of Holders pursuant to Section 501. The Trustee shall hold such Fund, and if the Current Market Value is less than or equal to the Breakpoint Amount on any applicable date shall distribute such Fund based on the list of Holders as set forth in Sections 704 and 501 and in accordance with a Company Order. If the Current Market Value is greater than the Breakpoint Amount on any applicable date, then the Company shall deliver to the Trustee on such date certificate(s) evidencing such number of shares of Common Stock to be issued to Holders pursuant Section 501 to hold in trust for the benefit of Holders.

Section 401. Certain Duties and Responsibilities.

(a) With respect to the Holders of PRs issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to the PRs and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default with respect to the PRs has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

(b) In the absence of bad faith on its part, prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default which may have occurred, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement, but need not investigate or determine the accuracy of facts or mathematical computations set forth therein.

(c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

(1) this Subsection (c) shall not be construed to limit the effect of Subsections (a) and (b) of this Section;

(2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(3) no provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

(4) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 809 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

(d) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 402. Certain Rights of Trustee.

The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustee. Subject to the provisions of Trust Indenture Act Sections 315(a) through 315(d) and Section 401 hereof:

(a) the Trustee may rely conclusively and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

(c) whenever in the administration of this Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

(d) the Trustee may consult with counsel of its choice and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Holders pursuant to this Agreement, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing to do so by the Holders of not less than a majority in aggregate number of the PRs then Outstanding; provided that, if the payment within a reasonable time to the Trustee of the reasonable costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Company or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Company upon demand;

(g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(h) the permissive rights of the Trustee to do things enumerated in this Agreement shall not be construed as a duty and the Trustee shall be liable for its negligence, bad faith or willful misconduct;

(i) the Trustee shall not be required to give any note or surety in respect of the execution of the said trusts and powers or otherwise in respect of the premises; and

(j) except for (i) a default under Section 801(a) or (d) (solely with respect to the delivery of the First Anniversary Stock) and (ii) any other event of which the Trustee has "actual knowledge," which event, with the giving of notice or the passage of time or both, would constitute an Event of Default, the Trustee shall not be deemed to have notice of any default or event unless specifically notified in writing of such event by the Company or the Holders of not less than 25% in aggregate number of PRs Outstanding; as used herein, the term "actual knowledge" means the actual fact or statement of knowing, without any duty to make any investigation without regard thereto.

No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Notwithstanding anything contained herein, the Trustee may not satisfy any expenses incurred, fees owed or other amount due it from the Fund, but will look solely to the Company for such amounts.

Section 403. Not Responsible for Recitals or Issuance of PRs.

The recitals contained herein and in the PRs, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the PRs. The Trustee shall not be accountable for the use or application by the Company of PRs or the proceeds thereof.

Section 404. May Hold PRs.

The Trustee, any Paying Agent, or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of PRs, and, subject to Sections 407 and 412, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, or such other agent.

Section 405. Money Held in Trust.

Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder. The Company and the Trustee agree that the Fund shall be structured in such a fashion as to maximize the protection of funds contained therein against claims from and of the Company's creditors.

Section 406. Compensation, Reimbursement and Indemnification of the Trustee.

The Company agrees

(a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

(c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability, damage, claim or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, including the enforcement of this Section 406. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Company need not pay for any settlement made without its consent.

When the Trustee incurs expenses or renders services after an Event of Default specified in Section 801(b) or 801(c) occurs, the reasonable expenses and the compensation for services (including the reasonable fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any bankruptcy law.

The provisions of this Section 406 shall survive the resignation or removal of the Trustee and the termination of this Agreement.

Section 407. Disqualification; Conflicting Interests.

The Trustee shall be subject to the provisions of Section 310(b) of the Trust Indenture Act during the period of time provided for therein. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the penultimate paragraph of Section 310(b) of the Trust Indenture Act.

Section 408. Corporate Trustee Required; Eligibility.

There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority and, to the extent there is such an institution eligible and willing to serve, having an office or agency in The City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 409. Resignation and Removal; Appointment of Successor.

(a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 410.

(b) The Trustee, or any trustee or trustees hereafter appointed, may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation or notice of removal, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

(c) The Trustee may be removed at any time by (i) the Company, by a Board Resolution or (ii) an Act of the Holders of a majority of the Outstanding PRs, delivered to the Trustee and to the Company.

(d) If at any time:

(1) the Trustee shall fail to comply with Section 407 after written request therefor by the Company or by any Holder who is an original Holder of PRs or who has been a bona fide Holder of a PR for at least six months, or

(2) the Trustee shall cease to be eligible under Section 408 and shall fail to resign after written request therefor by the Company or by any such Holder, or

(3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) who is an original Holder of PRs or the Holder of any PR who has been a bona fide Holder of a PR for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

(e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within six months after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority of the Outstanding PRs delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with Section 410, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders of the PRs and so accepted appointment, the Holder of any PR who has been a bona fide Holder for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

(f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of PRs as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office. If the Company fails to send such notice within ten days after acceptance of appointment by a successor Trustee, the successor Trustee shall cause the notice to be mailed at the expense of the Company.

Section 410. Acceptance of Appointment by Successor.

Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money and copies of books and records held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 411. Merger, Conversion, Consolidation or Succession to Business.

Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any PRs shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the PRs so authenticated with the same effect as if such successor Trustee had itself authenticated such PRs; and such certificate shall have the full force which it is anywhere in the PRs or in this Agreement provided that the certificate of the Trustee shall have; provided that the right to adopt the certificate of authentication of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

Section 412. Appointment of Co-Trustee.

It is the purpose of this Agreement that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement, and in particular in case of the enforcement thereof on default, or in the case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Trustee or hold title to the properties, in trust, as herein granted to take any action which may be desirable or necessary in connection therewith, it may be necessary that the Trustee appoint an individual or institution as a separate or co-trustee. The following provisions of this Section are adopted to these ends.

In the event that the Trustee appoints an additional individual or institution as a separate or co-trustee, each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Agreement to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in such separate or co-trustee but only to the extent necessary to enable such separate or co-trustee to exercise such powers, rights and remedies, and only to the extent that the Trustee by the laws of any jurisdiction (including particularly the State) is incapable of exercising such powers, rights and remedies and every covenant and obligation necessary to the exercise thereof by such separate or co-trustee shall run to and be enforceable by either of them.

Should any instrument in writing from the Company be required by the separate or co-trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to him or it such properties, rights, powers, trusts, duties and obligations, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Company; provided that if an Event of Default shall have occurred and be continuing, if the Company does not execute any such instrument within 15 days after request therefor, the Trustee shall be empowered as an attorney-in-fact for the Company to execute any such instrument in the Company name and stead. In case any separate or co-trustee or a successor to either shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate or co-trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new trustee or successor to such separate or co-trustee.

Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i) all rights and powers conferred or imposed upon the Trustee shall be conferred or imposed upon and may be exercised or performed by such separate trustee or co-trustee; and

(ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder.

Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article.

Any separate trustee or co-trustee may at any time appoint the Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

ARTICLE FIVE
HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 501. Company to Furnish Trustee Names and Addresses of Holders.

The Company will furnish or cause to be furnished to the Trustee (a) semiannually, not later than April 1 and September 30, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of March 15 and September 15, respectively, and (b) at such times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list, in such form as the Trustee may reasonably require, of the names and the addresses of the Holders as of a date not more than 15 days prior to the time such list is furnished; provided, however, that, if and so long as the Trustee shall be the security registrar, no such list need be furnished.

Section 502. Preservation of Information; Communications to Holders.

(a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 501 and the names and addresses of Holders received by the Trustee in its capacity as security registrar. The Trustee may destroy any list furnished to it as provided in Section 501 upon receipt of a new list so furnished.

(b) If three or more Holders (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a PR for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the PRs and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application at its election, either

(1) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 502(a), or

(2) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 502(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 502(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

(c) Every Holder of PRs, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 502(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 502(b).

Section 503. Reports by Trustee.

Within 60 days after May 15 of each year commencing with the May 15 occurring after the initial issuance of PRs hereunder, the Trustee shall transmit by mail to the Holders of PRs, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, and to the Company a brief report dated as of such May 15 which satisfies the requirements of Section 313(a) of the Trust Indenture Act.

Section 504. Reports by Company.

The Company shall:

(a) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations; and

(b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Agreement as may be required from time to time by such rules and regulations.

The Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to Subsections (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

Section 505. Notice to Holders.

The Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, not more than 30 days nor less than 15 days prior to the First Anniversary Date, the address at which PR Certificates should be presented in accordance with the terms of Section 307 hereof for the payment of amounts on the PRs due on or about the First Anniversary Date. Such notice shall also include any other relevant instructions or information pertaining to the proper presentation of PR Certificates for payment.

ARTICLE SIX
AMENDMENTS

Section 601. Amendments Without Consent of Holders.

Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more amendments hereto, in form satisfactory to the Trustee, for any of the following purposes:

(a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the PRs any property or assets in addition to the Fund; or

(b) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the PRs; or

(c) to add to the covenants of the Company such further covenants, restrictions, conditions or provisions as its Board of Directors and the Trustee shall consider to be for the protection of the Holders of PRs, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Agreement as herein set forth; provided that in respect of any such additional covenant, restriction, condition or provision such amendment may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default; or

(d) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Agreement; provided that in each case, such provisions shall not materially adversely affect the interests of the Holders.

Section 602. Amendments with Consent of Holders.

With the consent of the Holders of not less than a majority of the Outstanding PRs, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into one or more amendments hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders under this Agreement; provided, however, that no such amendment shall, without the consent of the Holder of each Outstanding PR affected thereby:

(a) modify the definition of First Anniversary Payment Date, First Anniversary Payment, First Anniversary Stock, Breakpoint Amount, Disposition Payment Date, Default Payment Date, Current Market Value or Default Interest Rate or modify Sections 203 or 301(e) or reduce the amounts payable in respect of the PRs;

(b) reduce the amount of the Outstanding PRs, the consent of whose Holders is required for any such amendment; or

(c) modify any of the provisions of this Section, except to increase any such percentage or to provide that certain other provisions of this Agreement cannot be modified or waived without the consent of the Holder of each PR affected thereby.

It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such act shall approve the substance thereof.

Promptly after the execution by the Company and the Trustee of any amendment pursuant to the provisions of this Section, the Company shall mail a notice thereof by first class mail to the Holders of PRs at their addresses as they shall appear on the Security Register, setting forth in general terms the substance of such amendment. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

Section 603. Execution of Amendments.

In executing any amendment permitted by this Article, the Trustee shall be entitled to receive, and (subject to Section 401) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement or otherwise.

Section 604. Effect of Amendments.

Upon the execution of any amendment under this Article, this Agreement shall be modified in accordance therewith, and such amendment shall form a part of this Agreement for all purposes; and every Holder of PRs theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 605. Conformity with Trust Indenture Act.

Every amendment executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 606. Reference in PRs to Amendments.

PRs authenticated and delivered after the execution of any amendment pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such amendment. If the Company shall so determine, new PRs so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such amendment may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding PRs.

ARTICLE SEVEN
COVENANTS

Section 701. Payment of Amounts, if Any, to Holders.

The Company will duly and punctually pay the cash amounts, or deliver shares of Common Stock, if any, in the manner provided for in Section 307 on the PRs in accordance with the terms of the PR Certificates and this Agreement, the payment of such cash amounts or issuance of such shares constituting debt obligations of the Company owing to the Holders.

Section 702. Maintenance of Office or Agency.

As long as any of the PRs remain Outstanding, the Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where PRs may be presented or surrendered for payment. The Company also will maintain in the Borough of Manhattan, The City of New York, an office or agency where notices and demands to or upon the Company in respect of the PRs and this Agreement may be served. The Company hereby initially designates the office of the Trustee at the Corporate Trust Office as the office or agency of the Company where PRs may be presented for payment, and the Corporate Trust Office as the office or agency where such notices or demands may be served, in each case, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

The Company may from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the PRs may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligations as set forth in the preceding paragraph. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such office or agency.

Section 703. Money for PR Payments to Be Held in Trust.

Whenever the Company shall have one or more Paying Agents for the PRs, it will, on or before the First Anniversary Payment Date, the Disposition Payment Date or the Default Payment Date, as the case may be, deposit with a Paying Agent to the extent not available in the Fund a sum in same day funds sufficient to pay the amount, if any, so becoming due, or the shares of Common Stock then issuable, such sum or shares to be held in trust by the Trustee for the benefit of the Persons entitled to such amount, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that (A) such Paying Agent will hold all sums held by it for the payment of any amount payable on PRs in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and (B) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the PRs) to make any payment on the PRs when the same shall be due and payable.

Any money (or securities) deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment on any PR and remaining unclaimed for one year after the First Anniversary Payment Date, the Disposition Payment Date or the Default Payment Date, as the case may be, shall be paid or delivered to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such PR shall thereafter, as an unsecured general creditor, look only to the Company for payment or delivery thereof and all liability of the Trustee or such Paying Agent with respect to such trust money (or securities of the Company) shall thereupon cease, but the Company will remain obligated (subject to applicable escheat laws) to pay the required amount or deliver the required Common Stock as the case may be if PRs are thereafter presented to it .

Section 704. Fund; Investment of Moneys by Trustee.

To secure payments due on the PRs, the Company has deposited with the Trustee $16,366,651.44 (the "Fund"). These amounts shall be held by the Trustee for the benefit of the Holders in trust and applied by the Trustee to the making of all cash payments due on the PRs. The Company and the Trustee agree that the deposit of the Fund with the Trustee constitutes a transfer of the Fund from the Company to the Trustee to be held in trust for the benefit of the Holders. Further, the Company hereby agrees that, subject only to the immediately following sentence, upon the execution of this Agreement by the Trustee, the Trustee will, without any further act of the Company, become the owner of and be indefeasibly and irrevocably vested with the Fund in trust for the benefit of the Holders on the terms and subject to the conditions of this Agreement.

Pending application of the monies as described above, such monies held by the Trustee as part of the Fund shall, upon Company Request and as stated therein, be invested or reinvested by the Trustee until required to be paid out by the Trustee as provided in this Agreement, in any one or more of the following (herein called "Permitted Investments") selected by the Company:

(1) obligations of or guaranteed by the United States of America or any agency thereof for which the full faith and credit of the obligor shall be pledged and which shall mature (except in the case of obligations guaranteed by REA) not more than one year after the purchase thereof;

(2) obligations of any state or municipality, or subdivision or agency of either thereof, which shall mature not more than one year after the purchase thereof and are rated AA (or equivalent) or better by at least two nationally recognized statistical rating organizations or having a comparable rating in the event of any future change in the rating system of such agencies;

(3) certificates of deposit issued by, or time deposits of, any bank or trust company (including the Trustee) organized under the laws of the United States of America or any State thereof having capital and surplus of not less than $500,000,000 (determined from its most recent report of condition, if it publishes such reports at least annually pursuant to law or the requirements of Federal or State examining or supervisory authority) and maturing not more than one year after the purchase thereof, or repurchase obligations entered into with any such institution;

(4) commercial paper of bank holding companies or of other issuers (excluding the Company) generally rated in the highest category by at least two nationally recognized statistical rating organizations and maturing not more than one year after the purchase thereof; and

(5) money market funds having a rating in the highest investment category granted thereby by a recognized credit rating agency at the time of acquisition, including any fund for which the Trustee or an affiliate of the Trustee serves as an investment advisor, administrator, shareholder servicing agent, custodian or subcustodian, notwithstanding that (A) the Trustee or an affiliate of the Trustee charges and collects fees and expenses from such funds for services rendered (provided that such charges,, fees and expenses are on terms consistent with terms negotiated at arm's length) and (B) the Trustee charges and collects fees and expenses for services rendered, pursuant to this Agreement.

Unless an Event of Default shall have occurred and be continuing, any interest received by the Trustee on any such investments which shall exceed the amount of accrued interest, if any, paid by the Trustee on the purchase thereof, and any such profit which may be realized from any sale, redemption or maturity of each investments, shall be paid to the Company. In case the net proceeds realized upon any sale, redemption or maturity shall amount to less than the purchase price paid by the Trustee in the purchase of the investments so sold, the Trustee shall notify the Company in writing thereof, and the Company shall pay to the Trustee the amount of the difference between such purchase price and the amount so realized within three Business Days, and the amount so paid shall be held by the Trustee in like manner and subject to the same conditions as the proceeds realized upon such sale. Such investments shall be held by the Trustee as a part of the Fund, but upon the Company Request the Trustee shall sell all or any designated part of the same, and the proceeds of such sale shall be held by the Trustee subject to the same provisions hereof as the cash used by it to purchase the investments so sold. The Company will reimburse the Trustee for any brokerage commissions or other expenses incurred by the Trustee in connection with the purchase or sale of such investments. The Trustee may aggregate such costs and expenses of and such receipts from such investments on a monthly basis (or such other periodic basis as the Company and the Trustee may agree in writing from time to time) so as to net each against the other during such period and pay to the Company amounts due to it or notify the Company of amounts due from it on a net basis for such period. Upon payment of all Outstanding PRs out of the Fund or through issuance of Common Stock, or as otherwise provided herein, any amounts remaining therein will be paid to the Company.

The Trustee shall not be liable for any loss on investments made hereunder.

The Company may at any time deliver a statement signed by a Company officer showing in good faith that the amounts held in the Fund exceed the maximum First Anniversary Payment, in which event and in the absence of any Event of Default the Company may withdraw cash or investments so held in the amount of the excess.

ARTICLE EIGHT
REMEDIES OF THE TRUSTEE AND HOLDERSON EVENT OF DEFAULT

Section 801. Event of Default Defined; Acceleration of Maturity; Waiver of Default.

"Event of Default," with respect to PRs, means each one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a) default in the payment of all or any part of the cash amounts payable in respect of any of the PRs as and when the same shall become due and payable;

(b) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or for substantially all of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days;

(c) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or for substantially all of its property, or make any general assignment for the benefit of creditors; or

(d) default in the issuance and delivery to the Holders of all or part of the First Anniversary Stock (which must be listed on each securities exchange or market on which the Common Stock is listed prior to the issuance and delivery thereof) as and when the same shall become issuable and deliverable.

If an Event of Default described above occurs and is continuing, then, and in each and every such case, unless all of the PRs shall have already become due and payable, either the Trustee or the Holders of not less than 25% of the PRs then Outstanding hereunder by notice in writing to the Company (and to the Trustee if given by the Holders) may declare the PRs to be due and payable immediately, and upon any such declaration the Default Amount shall become immediately due and payable from the Fund and, to the extent that sufficient cash is not available in the Fund to make payment of the full Default Amount (plus the Default Interest Rate) to all Holders, then the Trustee shall notify the Company under Section 703, obtain such shortfall amount, and distribute the full Default Amount (plus such additional amounts as arise out of application of the Default Interest Rate) to the Holders (provided, that to the extent that the Company does not immediately fulfill its obligations under Section 703, then the Trustee shall pay and distribute on a pro rata basis to the Holders all cash in the Fund, with the balance to be paid and distributed as soon as possible thereafter). The Default Amount shall thereafter bear interest at the Default Interest Rate until payment is made or duly provided for the benefit of the Holders.

The foregoing provisions, however, are subject to the condition that if, at any time after the PRs shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all amounts which shall have become due otherwise than by acceleration (with interest upon such overdue amount at the Default Interest Rate to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred and all advances made, by the Trustee except as a result of negligence or bad faith, and if any and all Events of Default under this Agreement, other than the nonpayment of the amounts which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then and in every such case the Holders of a majority of all the PRs then Outstanding, by written notice to the Company and to the Trustee, may waive all defaults with respect to the PRs and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereof.

Section 802. Collection of Indebtedness by Trustee; Trustee May Prove Debt.

The Company covenants that in case default shall be made in the payment of all or any part of the PRs when the same shall have become due and payable, whether at the First Anniversary Date, the Disposition Payment Date, the Default Payment Date or otherwise, then upon demand of the Trustee, the Company will pay to the Trustee for the benefit of the Holders of the PRs the whole amount that then shall have become due and payable on all PRs (with interest from the date due and payable to the date of such payment upon the overdue amount at the Default Interest Rate); and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and any expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of its negligence or bad faith.

In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon such PRs and collect in the manner provided by law out of the property of the Company or other obligor upon such PRs, wherever situated, the moneys adjudged or decreed to be payable.

In case there shall be pending proceedings relative to the Company or any other obligor upon the PRs under Title 11 of the United States Code or any other applicable Federal or State bankruptcy, insolvency or other similar law of Canada or any province thereof or of any other applicable jurisdiction, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or its property or such other obligor, or in case of any other judicial proceedings relative to the Company or other obligor upon the PRs, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the cash payment on any PRs shall then be due and payable as therein expressed or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

(a) to file and prove a claim or claims for the whole amount owing and unpaid in respect of the PRs, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Holders allowed in any judicial proceedings relative to the Company or other obligor upon the PRs, or to the creditors or property of the Company or such other obligor;

(b) unless prohibited by applicable law and regulations, to vote on behalf of the Holders in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings; and

(c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to promptly distribute the Fund and all amounts receivable with respect to the claims of the Holders and of the Trustee on their behalf and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Holders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Holders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 406.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the PRs or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

All rights of action and of asserting claims under this Agreement, or under any of the PRs, may be enforced by the Trustee without the possession of any of the PRs or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders.

In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Agreement to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders, and it shall not be necessary to make any Holders of such PRs parties to any such proceedings.

Section 803. Application of Proceeds.

Any monies (including PRs of the Company) collected by the Trustee pursuant to this Article in respect of any PRs shall be applied in the following order at the date or dates fixed by the Trustee upon presentation of the several PRs in respect of which monies (including PRs of the Company) have been collected and stamping (or otherwise noting) thereon the payment in exchange for the presented PRs if only partially paid or upon surrender thereof if fully paid:

FIRST: To the payment of costs and expenses in respect of which monies have been collected, including reasonable compensation to the Trustee and each predecessor Trustee and their respective agents and attorneys and of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 406;

SECOND: To the payment of the whole amount then owing and unpaid upon all the PRs, with interest at the Default Interest Rate on all such amounts, and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the PRs, then to the payment of such amounts without preference or priority of any PR over any other PR, ratably to the aggregate of such amounts due and payable; and

THIRD: To the payment of the remainder, if any, to the Company or any other person lawfully entitled thereto.

Section 804. Suits for Enforcement.

In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Agreement by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right vested in the Trustee by this Agreement or by law.

Section 805. Restoration of Rights on Abandonment of Proceedings.

In case the Trustee shall have proceeded to enforce any right under this Agreement and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the Holders shall continue as though no such proceedings had been taken.

Section 806. Limitations on Suits by Holders.

No Holder of any PR shall have any right by virtue or by availing itself of any provision of this Agreement to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Agreement, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof as hereinbefore provided, and unless also the Holders of not less than 25% of the PRs then Outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 809; it being understood and intended, and being expressly covenanted by the taker and Holder of every PR with every other taker and Holder and the Trustee, that no one or more Holders of PRs shall have any right in any manner whatever by virtue or by availing itself or themselves of any provision of this Agreement to effect, disturb or prejudice the rights of any other such Holder of PRs, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of PRs. For the protection and enforcement of the provisions of this Section, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 807. Unconditional Right of Holders to Institute Certain Suits.

Notwithstanding any other provision in this Agreement and any provision of any PR, the right of any Holder of any PR to receive payment of the amounts payable or shares issuable in respect of such PR on or after the respective due dates expressed in such PR, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

Section 808. Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default.

Except as provided in Section 806, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

No delay or omission of the Trustee or of any Holder to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 806, every power and remedy given by this Agreement or by law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders.

Section 809. Control by Holders.

The Holders of a majority of the PRs at the time Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the PRs by this Agreement; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Agreement; and provided further that (subject to the provisions of Section 401) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or Responsible Officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the PRs not joining in the giving of said direction, it being understood that (subject to Section 401) the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders.

Nothing in this Agreement shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Holders.

Section 810. Waiver of Past Defaults.

In the case of a default or an Event of Default specified in clause (b) or (c) of Section 801, the Holders of PRs of a majority of all the PRs then Outstanding may waive any such default or Event of Default, and its consequences, except a default in respect of a covenant or provisions hereof which cannot be modified or amended without the consent of the Holder of each PR affected. In the case of any such waiver, the Company, the Trustee and the Holders of the PRs shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Agreement; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

Section 811. Trustee to Give Notice of Default, but May Withhold in Certain Circumstances.

The Trustee shall transmit to the Holders, as the names and addresses of such Holders appear on the Security Register, notice by mail of all defaults which have occurred, such notice to be transmitted within 90 days after the occurrence thereof unless such defaults shall have been cured before the giving of such notice (the term "default" or "defaults" for the purposes of this Section being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided that, except in the case of default in the payment of the amounts payable in respect of any of the PRs, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or trustees and/or Responsible Officers of the Trustee in reasonable good faith determines that the withholding of such notice is in the interests of the Holders.

Section 812. Right of Court to Require Filing of Undertaking to Pay Costs.

All parties to this Agreement agree, and each Holder of any PR by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the reasonable costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith or the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders holding in the aggregate more than 10% of the PRs Outstanding or to any suit instituted by any Holder for the enforcement of the payment of any PR on or after the due date expressed in such PR.

ARTICLE NINE
CONSOLIDATION, MERGER, SALE OR CONVEYANCE

Section 901. Company May Consolidate, Etc.

Without limiting the effect of provisions in the PRs relating to Dispositions, the Company shall not consolidate with or amalgamate with or enter into an arrangement with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

(1) in case the Company shall consolidate with, amalgamate with or enter into an arrangement with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety (the "Surviving Person") shall be a corporation, partnership or trust organized and existing under the laws of Canada or of the United States of America, any state or province thereof or the District of Columbia and shall expressly assume payment of amounts on all the PRs and the performance of every covenant of this Agreement on the part of the Company to be performed or observed;

(2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Surviving Person, the Company or any Subsidiary as a result of such transaction as having been incurred by the Surviving Person, the Company or such Subsidiary at the time of such transaction, no Event of Default shall have happened and be continuing; and

(3) the Company has delivered to the Trustee an Officer's Certificate, stating that such consolidation, merger, conveyance, transfer or lease complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 902. Successor Substituted.

Upon any consolidation of or merger by the Company with or into any other Person, or any conveyance, transfer or lease of the properties and assets substantially as an entirety to any Person in accordance with Section 901, the Surviving Person shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Agreement with the same effect as if the Surviving Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Agreement and the PRs.

Section 903. Opinion of Counsel to Trustee.

The Trustee, subject to the provisions of Sections 401 and 402, shall be entitled to receive an Opinion of Counsel, prepared in accordance with Sections 103 and 104, as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Agreement.

* * * * * * *

This Agreement may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

COREL CORPORATION

By:___________________________

Title:

THE BANK OF NEW YORK

By:___________________________

Title: